UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): June 29, 2018
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On June 29, 2018, TransUnion Intermediate Holdings, Inc. (“Holdings”) and Trans Union LLC (the “Borrower”), wholly-owned subsidiaries of TransUnion (“TransUnion” or the “Company”), amended the Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the guarantors party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, and the lenders party thereto from time to time (as amended, amended and restated, supplemented and/or otherwise modified pursuant to Amendment No. 1, dated as of February 10, 2011, Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6, dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, Amendment No. 10, dated as of March 31, 2016, Amendment No. 11, dated as of May 31, 2016, Amendment No. 12, dated as of January 31, 2017, Amendment No. 13, dated as of August 9, 2017, Amendment No. 14, dated as of May 2, 2018, and Amendment No. 15, dated as of June 19, 2018, collectively, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein have the respective meanings given such terms in the Credit Agreement. Pursuant to the Amendment No. 16 to the Credit Agreement, dated as of June 29, 2018, by and among Holdings, the Borrower, the guarantors party thereto, Deutsche Bank Securities, Inc., RBC Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Capital One, N.A., as Joint Lead Arrangers, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the lenders party thereto, the Credit Agreement was amended to provide for additional Incremental Term B-4 Loans (the “2018 Additional Incremental Term B-4 Loans”) in an aggregate principal amount of $400,000,000, the proceeds of which were used (i) to finance the acquisition of iovation, Inc., a Delaware corporation (“iovation”) from the equity holders thereof (collectively, the “Sellers”) pursuant to that certain Agreement and Plan of Merger, dated as of May 17, 2018, by and among the Borrower, Fire MergerSub, Inc., iovation and the Sellers, (ii) to repay certain outstanding revolving loans under the Credit Agreement (the “Revolving Loan Prepayment”) and (iii) to pay fees and expenses incurred in connection with the acquisition. The 2018 Additional Incremental Term B-4 Loans rank pari passu in right of payment and pari passu in right of security with the Revolving Credit Loans, the 2017 Replacement Term B-3 Loans, the Existing 2018 Incremental Term B-4 Loans and the 2017 Replacement Term A-2 Loans and will be treated the same in all respects as the Existing 2018 Incremental Term B-4 Loans, except as otherwise set forth in the Credit Agreement, as amended.
Holdings and its direct and indirect wholly-owned subsidiaries party to the Credit Agreement and ancillary agreements and documents (other than the Borrower) continue to provide an unconditional guaranty of all amounts owing under the Credit Agreement. With certain exceptions, the obligations are secured by a first-priority security interest in substantially all of the assets of the Borrower, Holdings and the other guarantors, including their investments in subsidiaries. The Credit Agreement contains various restrictions and nonfinancial covenants, including restrictions on dividends, investments, dispositions, future borrowings and other specified payments.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: July 5, 2018
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President